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                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
                       THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.  )


Filed by the Registrant                      [_]
Filed by a Party other than the Registrant   [X]

Check the appropriate box:

[_]   Preliminary Proxy Statement
[_]   Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[_]   Definitive Proxy Statement
[_]   Definitive Additional Materials
[X]   Soliciting material Pursuant to Rule 14a-11(c) or Rule 14a-12


                               SHOPKO STORES, INC.
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                (Name of Registrant as Specified In Its Charter)


            LEVCO ALTERNATIVE FUND, LTD., PURCHASE ASSOCIATES, L.P.,
         PURCHASE ASSOCIATES II, L.P., ALVARADO CAPITAL PARTNERS, L.P.,
      JOHN A. LEVIN & CO., INC., LEVCO GP, INC. AND BKF CAPITAL GROUP, INC.
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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (Check the appropriate box):

[X]   No fee required.
[_]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
 1)   Title of each class of securities to which transaction applies: __________
 2)   Aggregate number of securities to which transaction applies: _____________
 3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): _____________________________
      __________________________________________________________________________
 4)   Proposed maximum aggregate value of transaction: _________________________
 5)   Total fee paid: __________________________________________________________

      [_]  Fee paid previously with preliminary materials.
      [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
 1)   Amount Previously Paid: __________________________________________________
 2)   Form, Schedule or Registration Statement No.: ____________________________
 3)   Filing Party: ____________________________________________________________
 4)   Date Filed: ______________________________________________________________


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         On August 23, 2005, Levco Alternative Fund, Ltd., Purchase Associates,
L.P., Purchase Associates II, L.P., Alvarado Capital Partners, L.P., John A. Levin & Co., Inc., Levco GP, Inc. and BKF Capital Group, Inc. (collectively, the "Reporting Persons") filed Amendment Number 1 to their Schedule 13D with the Securities and Exchange Commission (the "Amendment"). The Amendment amends their previously filed Item 4 disclosure by adding the following:

         "The Reporting Persons have attached as Exhibit 4 to this Schedule 13D a letter, dated August 23, 2005, from Purchase Associates LP, Levco Alternative Fund, Ltd. and certain related entities to the special committee of the Board of Directors of the Issuer which details additional concerns regarding the Merger and reaffirms their intention to vote against the Merger at the stockholders' meeting to be held on September 14, 2005."

         On August 23, 2005, Levco Alternative Fund, Ltd. and Purchase Associates, L.P. (on behalf of themselves and other related entities) delivered a letter to the special committee of the board of directors of Shopko Stores, Inc., which letter is attached hereto as Exhibit 1.

SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO SOLICITATION OF PROXIES BY THE REPORTING PERSONS WHEN AND IF THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. WHEN AND IF COMPLETED, A DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY WILL BE MAILED TO STOCKHOLDERS OF THE ISSUER AND WILL BE AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT HTTP://WWW.SEC.GOV. INFORMATION RELATING TO THE POTENTIAL PARTICIPANTS IN A PROXY SOLICITATION IS CONTAINED IN THE SCHEDULE 13D FILED BY THE REPORTING PERSONS WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 21, 2005, AS AMENDED ON AUGUST 23, 2005, WITH RESPECT TO SHOPKO STORES, INC. THAT SCHEDULE 13D IS CURRENTLY AVAILABLE AT NO CHARGE ON THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT HTTP://WWW.SEC.GOV.




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